SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2004

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      0-30130               06-1481060
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)

              7 Commerce Drive
             Danbury, Connecticut                                   06810
   (Address of principal executive offices)                       (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 7.     Exhibits.........................................................3

Item 12.    Results of Operations and Financial Condition....................3

Signature....................................................................4




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Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated February 4, 2004, entitled "ATMI Reports Fourth Quarter 2003 Results."

Item 12.  Results of Operations and Financial Condition.

      On February 4, 2004, the Registrant issued a press release announcing its financial results for the fourth quarter of 2003 and for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2004

                                       ATMI, INC.



                                       By: /s/ Dan Sharkey
                                          ------------------------------
                                          Name:  Dan Sharkey
                                          Title: Vice President and Chief
                                                 Financial Officer



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